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                                                                    EXHIBIT 10.8


                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease ("First Amendment") made as of 31st day of August 1998 between AHP SUBSIDIARY HOLDING CORPORATION, a Delaware corporation ("Landlord") and QUINTON INSTRUMENT COMPANY, a Washington corporation ("Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant entered into a certain Lease ("Lease") made as of June 1, 1998 pursuant to which Tenant leased from Landlord certain premises designated in the Lease as the "Quinton Demised Premises" located in various buildings on certain land in Bothell, Washington;

     WHEREAS, Tenant is desirous of leasing, effective as of January 1, 1999, certain additional space on the first and second floors of the Administrative Building on the land owned by Landlord, as shown on the floor plans of the first and second floors of the Administrative Building labelled Exhibit B-1 and B-2 attached hereto as Schedule 1 ("Additional Space");

     WHEREAS, Landlord is willing to lease the Additional Space to Tenant effective January 1, 1999 on the terms and conditions as set forth herein.

     NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Any capitalized terms used in this First Amendment shall have the meanings ascribed thereto in the Lease unless otherwise defined or modified herein.

     2. This First Amendment shall be effective as of January 1, 1999 (the "First Amendment Commencement Date").

     3.   Effective as of the First Amendment Commencement Date:

          (a) In addition to the premises presently leased to Tenant as described in Exhibit B to the Lease, Landlord shall lease to Tenant the Additional Space on the terms and conditions as set forth in this First Amendment and the Additional Space shall become a part of the Quinton Demised Premises for all purposes;

          (b) New pages 1 and 2 of Exhibit B, as set forth on Schedule 1 attached hereto, shall be substituted for pages 1 and 2 of Exhibit B of the Lease;

          (c) a new Exhibit D, attached hereto as Schedule 2, which sets forth the basic annual rent to paid by Tenant to Landlord for the Quinton Demised Premises (including the Additional Space), shall be substituted in place and stead of Exhibit D to the Lease; and

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          (d)  Section 2.8 (a) of the Lease is amended to provide that, as of the First Amendment Commencement Date, the Quinton Demised Premises consists of 159,324 leaseable square feet and that Tenant's Proportionate Share shall be 56.47%, subject to adjustment in accordance with the terms of the Lease.

     4. Tenant agrees to accept the Additional Space in its then "AS IS" condition on January 1, 1999 and acknowledges that Landlord shall have no obligation to perform any work, or make or undertake repairs, alterations, replacements or improvements or any other work or item to the Additional Space or to the Quinton Demised Premises or, prepare the Quinton Demised Premises or the Additional Space for use and occupancy of Tenant or to incur any expenses for any work or to grant any abatement of rent or other inducement to Tenant. If Tenant desires to do any work with respect to the Additional Space such work shall be undertaken by Tenant, at Tenant's sole cost and expense, in accordance with the terms and conditions of the Lease.

     5. Tenant hereby warrants that it has not dealt with any real estate broker in connection with this First Amendment and agrees to defend, hold harmless and indemnifies Landlord from any and all claims, liabilities, cost and expense (including attorneys fees and expenses) arising from any claims for compensation by any real estate broker or any other intermediary acting on or purporting to have acted on behalf of Tenant in connection with this First Amendment.

     6. Except as modified by this First Amendment, all terms and conditions of the Lease are hereby ratified and shall remain in full force and effect.

     7. In any conflict between any provision of the Lease and any provision of this First Amendment, the applicable provision of this First Amendment shall prevail.

     IN WITNESS WHEREOF, the parties hereto, intending to be bound legally hereby, have executed this First Amendment as of the day and year first above written.

                                        LANDLORD

ATTEST:                                 AHP Subsidiary Holding Corporation


    /s/ Bradford A. Lewin               By: /s/ John R. Considine
-------------------------------------   ---------------------------------------
    Bradford A. Lewin                      John R. Considine
    Assistant Secretary                    Vice President


                                        TENANT

ATTEST:                                 Quinton Instrument Company


    /s/ Sue Smith                       By: /s/ Quinton Instrument Company
-------------------------------------       -----------------------------------
    Executive Assistant